Commitments and Contingencies	9 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 8 — Commitments and Contingencies

Joint Marketing Agreement with Jasper Group Holdings, Inc.

On June 29, 2015, the Company and Jasper Group Holdings, Inc. (“Jasper”), entered into a Joint Marketing Agreement (the “Joint Marketing Agreement”) to provide services related to website creation for a legal cannabis job posting platform. The website shall include an employee leasing program and allow employers, recruiters and potential employees to communicate through its platform for a fee. All potential employees will be screened with background checks by independent third parties and provided the necessary applications and related materials for individuals to become licensed in the legal cannabis industry on a state by state basis. In accordance with the terms of the Joint Marketing Agreement, Jasper shall invest all funds necessary to form the website.

Pursuant to the Joint Marketing Agreement, the Company issued to Jasper 250,000 common shares upon execution, the shares were issued on July 22, 2015. Additionally, upon the transfer of ownership in the website from Jasper to the Company, the Company shall issue to Jasper an additional 500,000 shares of common stock of the Company.

Proceeds derived from the Company’s website shall be divided as follows: (i) the Company shall retain 75% of the gross proceeds less any sales commissions to third parties collected by the Company for all business that is generated through the website (the “Net Fees”) and pay to Jasper a commission equal to 25% of the Net Fees with payments due within 15 days of the end of each quarter (ii) the Company shall grant to Jasper a warrant for the purchase of one share of common stock of the Company, with an exercise price of $0.75 per share, for every dollar of revenue that the Company earns from the website, up to a maximum of One Million Dollars ($1,000,000).

The initial term of the Joint Marketing Agreement shall be for three (3) years and shall automatically renew for additional three year periods unless terminated by the Company with written notice at least 30 days prior to the expiration of the initial term, or any subsequent term.

Operating Lease

The Company assumed the OneLove lease for storefront property in Colorado, which in November 2012, OneLove extended to an additional three years to run from May 1, 2013 through April 30, 2016. The lease requires base annual rent of $60,000 and the Company’s pro-rata charges for operating expenses and taxes for the first year, with 3% increments thereafter.

Rent expense totaled $31,388 and $- for the nine months ended September 30, 2015 and 2014, respectively,

Future minimum lease payments under these non-cancelable operating leases are approximately as follows:

Year Ending December 31,
2015 (remainder of year)	$15,000
2016	20,000
Total	$35,000

Litigation

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. There are no such matters as of September 30, 2015.

Note 6 — Commitments and Contingencies

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. There are no such matters as of December 31, 2014.